EXHIBIT 99.1

                            JOINT FILING AGREEMENT


The undersigned hereby agree that the statement on Schedule 13D dated March 30, 2000, as amended, with respect to the Common Stock of CoorsTek, Inc., a Delaware corporation, is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.

The undersigned who have not previously appointed John K. Coors as each of our true and lawful special attorney for the limited purpose of, and with full power and authority to act on our behalf in all manners concerning the filing of the
Schedule 13D and of amendments to the Schedule 13D, hereby constitute and appoint John K. Coors to act in such capacity on our behalf.

This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have each executed this Joint Filing Agreement as of November 8, 2002.

                                /s/ JOHN K. COORS
                               ---------------------------------------------
                               Signature

                               John K. Coors, in his individual capacity and as Attorney-in-Fact
                               Name/Title

                               Power of Attorney for Adolph Coors Jr. Trust, Grover C. Coors Trust, May K. Coors Trust, Herman F. Coors Trust, William K. Coors, Joseph Coors, Jr., and Jeffrey H. Coors, each filed February 14, 2001


                               Augusta Coors Collbran Trust

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee

                                    By:  /s/ JOHN K. COORS
                                        --------------------------
                                    Name: John K. Coors
                                    Title: Trustee


                               Bertha Coors Munroe Trust

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee

                                    By:  /s/ JOHN K. COORS
                                        --------------------------
                                    Name: John K. Coors
                                    Title: Trustee


                               Louise Coors Porter Trust

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee

                                    By:  /s/ JOHN K. COORS
                                        --------------------------
                                    Name: John K. Coors
                                    Title: Trustee

                               Joseph Coors Trust

                                    By:  /s/ JOSEPH COORS
                                        --------------------------
                                    Name: Joseph Coors
                                    Title: Trustee

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee


                               Janet H. Coors Irrevocable Trust FBO Frank E. Ferrin

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee

                               Janet H. Coors Irrevocable Trust FBO Joseph E. Ferrin

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee


                               Janet H. Coors Irrevocable Trust FBO Frances
                               M. Baker

                                    By:  /s/ WILLIAM K. COORS
                                        --------------------------
                                    Name: William K. Coors
                                    Title: Trustee

                                    By:  /s/ JEFFREY H. COORS
                                        --------------------------
                                    Name: Jeffrey H. Coors
                                    Title: Trustee

                                    By:  /s/ PETER H. COORS
                                        --------------------------
                                    Name: Peter H. Coors
                                    Title: Trustee


                                /s/  JOSEPH COORS
                               -----------------------------------
                               Joseph Coors


                                /s/ PETER H. COORS
                               -----------------------------------
                               Peter H. Coors


                                /s/ J. BRADFORD COORS
                               -----------------------------------
                               J. Bradford Coors


                                /s/  DARDEN K. COORS
                               -----------------------------------
                               Darden K. Coors


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